                                                                   EXHIBIT 99.13

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


AGGREGATE LOANS
FICO            % OF TOTAL DEAL     AVG LTV           MAX LTV                % FULL DOC                         % OWNER OCC
500 to 519                       6.36                    73.22                   88.00                     77.22            98.37
520 to 539                       9.22                    74.14                   95.00                     72.04            98.41
540 to 559                       9.67                    75.15                   95.00                     67.19            97.82
560 to 579                       8.84                    76.17                  100.00                     62.18            97.84
580 to 599                      11.25                    77.92                  100.00                     63.33            95.66
600 to 619                      10.62                    79.23                  100.00                     66.44            95.59
620 to 639                      10.09                    80.55                  100.00                     52.92            95.21
640 to 659                      10.50                    80.92                  100.00                     40.29            95.38
660 to 679                       8.04                    80.87                  100.00                     34.66            92.05
680 to 699                       5.92                    82.28                  100.00                     37.31            92.88
700 to 719                       4.01                    81.44                  100.00                     31.32            91.00
720 to 739                       1.92                    82.60                  100.00                     37.79            93.17
740 to 759                       1.71                    82.56                  100.00                     25.46            87.47
760 to 779                       1.01                    82.61                  100.00                     29.11            92.24
780 to 799                       0.69                    79.31                   95.00                     46.35            74.29
800 to 819                       0.15                    84.91                   95.00                     29.31           100.00
Total:                         100.00                    78.44                  100.00                     55.37            95.40

AGGREGATE LOANS
FICO                 % IO            WAC      MARGIN                                    % 2ND LIEN (SIMULT OR SILENT)
500 to 519                          0.00       8.537                             5.787                               3.03
520 to 539                          0.00       8.119                             5.753                               5.89
540 to 559                          0.19       7.804                             5.698                               2.45
560 to 579                          0.00       7.505                             5.663                               3.07
580 to 599                          8.65       7.204                             5.583                              17.18
600 to 619                         19.27       6.985                             5.505                              17.27
640 to 659                         37.46       7.075                             5.492                              34.58
660 to 679                         41.02       6.876                             5.430                              40.80
680 to 699                         50.52       6.708                             5.324                              40.49
700 to 719                         61.90       6.662                             5.126                              54.25
720 to 739                         41.53       6.588                             5.123                              48.31
740 to 759                         48.27       6.661                             4.997                              52.68
760 to 779                         71.27       6.421                             4.775                              66.68
780 to 799                         45.45       5.954                             4.375                              27.29
800 to 819                         93.48       6.335                             4.864                              47.31
Total:                             20.45       7.283                             5.530                              21.82



IO LOANS
FICO         % OF TOTAL DEAL    AVG LTV               MAX LTV              % FULL DOC                       % OWNER OCC
540 to 559                       0.09                  63.33                63.33                 100.00                   100.00
580 to 599                       4.76                  79.95                95.00                 100.00                   100.00
600 to 619                      10.01                  81.45                95.00                  69.05                    99.18
620 to 639                       9.31                  80.84                95.00                  62.17                    98.47
640 to 659                      19.23                  80.53                95.00                  35.05                   100.00
660 to 679                      16.12                  80.94                95.00                  33.48                    98.29
680 to 699                      14.62                  81.73                95.00                  33.96                    98.83
700 to 719                      12.14                  80.04                95.00                  34.11                    95.54
720 to 739                       3.90                  80.72                95.00                  17.84                   100.00
740 to 759                       4.04                  81.10                95.00                  16.28                   100.00
760 to 779                       3.53                  82.55                89.99                  19.52                   100.00
780 to 799                       1.53                  86.63                95.00                  56.87                   100.00
800 to 819                       0.71                  85.26                95.00                  24.38                   100.00
Total:                         100.00                  81.02                95.00                  41.88                    98.79

IO LOANS
FICO                            WAC       MARGIN      % 2ND LIEN (SIMULT OR SILENT)
540 to 559                     7.150       5.300                              0.00
580 to 599                     6.591       5.384                             48.80
600 to 619                     6.711       5.393                             35.11
620 to 639                     6.513       5.410                             50.71
640 to 659                     6.775       5.431                             56.31
660 to 679                     6.638       5.398                             53.38
680 to 699                     6.373       5.256                             50.18
700 to 719                     6.349       4.978                             65.59
720 to 739                     6.127       4.820                             83.57
740 to 759                     6.344       4.749                             74.33
760 to 779                     6.159       4.616                             73.55
780 to 799                     5.485       3.675                             18.07
800 to 819                     6.393       4.833                             43.63
Total:                         6.516       5.226                             54.74

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS


                                                                                     % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
RANGE ($)                    NUMBER OF LOANS   AGGREGATE ORIGINAL PRINCIPAL BALANCE                        DATE
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                         79                     $1,813,633.00                                   0.18
25,000.01 - 50,000.00              394                    $15,208,863.00                                   1.50
50,000.01 - 75,000.00              730                    $45,301,905.00                                   4.47
75,000.01 - 100,000.00             799                    $70,404,093.00                                   6.94
100,000.01 - 125,000.00            726                    $81,415,229.00                                   8.03
125,000.01 - 150,000.00            582                    $79,989,630.00                                   7.89
150,000.01 - 175,000.00            431                    $69,909,430.00                                   6.89
175,000.01 - 200,000.00            400                    $75,197,820.00                                   7.42
200,000.01 - 225,000.00            340                    $72,801,221.00                                   7.18
225,000.01 - 250,000.00            257                    $61,295,642.00                                   6.05
275,000.01 - 300,000.00            456                    $125,627,382.00                                 12.39
300,000.01 - 333,700.00            222                    $70,296,017.00                                   6.93
333,700.01 - 350,000.00             96                    $32,752,047.00                                   3.23
350,000.01 - 600,000.00            478                    $201,460,991.00                                 19.87
600,000.01 -1,000,000.00            16                    $10,506,050.00                                   1.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,006                  $1,013,979,953.00                               100.00

Range ($)                        AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV    GWAC      WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                           $22,819.67                       10.898                 100.00                  643
25,000.01 - 50,000.00                 $38,336.15                       10.175                 91.73                   633
50,000.01 - 75,000.00                 $61,780.05                       8.613                  78.50                   580
75,000.01 - 100,000.00                $87,765.56                       7.907                  77.75                   587
100,000.01 - 125,000.00              $111,735.00                       7.555                  78.13                   592
125,000.01 - 150,000.00              $136,958.24                       7.513                  77.03                   592
150,000.01 - 175,000.00              $161,665.72                       7.369                  76.59                   596
175,000.01 - 200,000.00              $187,420.59                       7.287                  76.67                   599
200,000.01 - 225,000.00              $213,508.67                       7.281                  77.32                   609
225,000.01 - 250,000.00              $237,765.36                       7.118                  75.77                   610
275,000.01 - 300,000.00              $274,747.76                       7.080                  78.44                   612
300,000.01 - 333,700.00              $315,876.79                       6.869                  79.16                   631
333,700.01 - 350,000.00              $340,335.30                       6.769                  78.73                   627
350,000.01 - 600,000.00              $420,481.77                       6.734                  80.41                   640
600,000.01 -1,000,000.00             $655,379.47                       6.397                  78.10                   665
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               $168,308.96                       7.283                  78.44                   612

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                           AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF  % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
RANGE ($)                 NUMBER OF LOANS                 DATE                                            DATE
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                      82                    $1,877,629.96                                        0.19
25,000.01 - 50,000.00           403                   $15,625,674.23                                        1.55
50,000.01 - 75,000.00           730                   $45,398,033.90                                        4.49
75,000.01 - 100,000.00          795                   $70,026,651.10                                        6.93
100,000.01 - 125,000.00         724                   $81,070,418.40                                        8.02
125,000.01 - 150,000.00         582                   $79,860,264.12                                        7.90
150,000.01 - 175,000.00         435                   $70,525,496.48                                        6.98
175,000.01 - 200,000.00         391                   $73,422,253.28                                        7.26
200,000.01 - 225,000.00         342                   $73,065,617.01                                        7.23
225,000.01 - 250,000.00         255                   $60,682,355.06                                        6.00
275,000.01 - 300,000.00         455                   $125,036,011.92                                      12.37
300,000.01 - 333,700.00         223                   $70,457,615.25                                        6.97
333,700.01 - 350,000.00          97                   $33,037,835.43                                        3.27
350,000.01 - 600,000.00         476                   $200,291,672.96                                      19.81
600,000.01 -1,000,000.00         16                   $10,486,071.49                                        1.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,006                 $1,010,863,600.59                                     100.00

RANGE ($)                        AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                            $22,897.93                       10.904                 100.00                        643
25,000.01 - 50,000.00                  $38,773.39                       10.104                 91.20                         632
50,000.01 - 75,000.00                  $62,189.09                       8.600                  78.25                         580
75,000.01 - 100,000.00                 $88,083.84                       7.904                  77.90                         588
100,000.01 - 125,000.00               $111,975.72                       7.565                  78.13                         592
125,000.01 - 150,000.00               $137,216.95                       7.503                  77.11                         592
150,000.01 - 175,000.00               $162,127.58                       7.368                  76.67                         596
175,000.01 - 200,000.00               $187,780.70                       7.281                  76.53                         598
200,000.01 - 225,000.00               $213,642.16                       7.290                  77.37                         609
225,000.01 - 250,000.00               $237,970.02                       7.106                  75.65                         610
275,000.01 - 300,000.00               $274,804.42                       7.081                  78.45                         612
300,000.01 - 333,700.00               $315,953.43                       6.873                  79.21                         631
333,700.01 - 350,000.00               $340,596.24                       6.753                  78.75                         626
350,000.01 - 600,000.00               $420,780.83                       6.734                  80.40                         640
600,000.01 -1,000,000.00              $655,379.47                       6.397                  78.10                         665
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                $168,308.96                       7.283                  78.44                         612

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF  % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
MORTGAGE RATES (%)     NUMBER OF LOANS                   DATE                                            DATE
------------------------------------------------------------------------------------------------------------------------------------
4.999 AND LESS                10                     $2,831,796.35                                       0.28
5.000 - 5.499                118                    $36,194,749.12                                       3.58
5.500 - 5.999                373                    $91,062,625.12                                       9.01
6.000 - 6.499                574                    $125,728,242.74                                     12.44
6.500 - 6.999                982                    $209,249,950.44                                     20.70
7.000 - 7.499                751                    $141,139,140.45                                     13.96
7.500 - 7.999               1,047                   $172,537,408.09                                     17.07
8.000 - 8.499                583                    $83,571,337.93                                       8.27
8.500 - 8.999                569                    $72,120,386.89                                       7.13
9.000 - 9.499                270                    $29,748,623.42                                       2.94
9.500 - 9.999                213                    $18,718,227.10                                       1.85
10.000 - 10.499              156                    $10,007,361.15                                       0.99
10.500 - 10.999              142                     $7,672,002.56                                       0.76
11.000 - 11.499              116                     $5,769,675.37                                       0.57
11.500 - 11.999               65                     $3,054,377.93                                       0.30
12.000 - 12.499               32                     $1,231,279.45                                       0.12
12.500 - 12.999               5                       $226,416.48                                        0.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,006                  $1,010,863,600.59                                    100.00

MORTGAGE RATES (%)        AVG CURRENT BALANCE         WA GROSS CPN          WA COMBLTV         GWAC     WA FICO
------------------------------------------------------------------------------------------------------------------------------------
4.999 AND LESS                $283,179.64                4.797                  80.38                          698
5.000 - 5.499                 $306,735.16                5.243                  77.91                          694
5.500 - 5.999                 $244,135.72                5.783                  76.80                          653
6.000 - 6.499                 $219,038.75                6.248                  75.92                          636
6.500 - 6.999                 $213,085.49                6.758                  76.86                          624
7.000 - 7.499                 $187,934.94                7.232                  78.92                          612
7.500 - 7.999                 $164,792.18                7.739                  79.32                          593
8.000 - 8.499                 $143,347.06                8.223                  79.95                          573
8.500 - 8.999                 $126,749.36                8.736                  79.52                          564
9.000 - 9.499                 $110,180.09                9.213                  79.30                          551
9.500 - 9.999                  $87,879.00                9.730                  81.40                          566
10.000 - 10.499                $64,149.75                10.225                 86.69                          600
10.500 - 10.999                $54,028.19                10.712                 87.69                          604
11.000 - 11.499                $49,738.58                11.176                 92.68                          617
11.500 - 11.999                $46,990.43                11.704                 92.67                          601
12.000 - 12.499                $38,477.48                12.234                 98.49                          601
12.500 - 12.999                $45,283.30                12.606                 100.00                         615
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        $168,308.96                7.283                  78.44                          612

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS


                                        AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
ORIGINAL TERM (MOS)    NUMBER OF LOANS                 DATE                                          DATE
------------------------------------------------------------------------------------------------------------------------------------
000 - 180                    225                   $18,250,446.37                                    1.81
181 - 240                    514                   $23,824,519.67                                    2.36
241 - 360                   5,267                  $968,788,634.55                                  95.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,006                 $1,010,863,600.59                                 100.00


ORIGINAL TERM (MOS)      AVG CURRENT BALANCE        WA GROSS CPN            WA COMBLTV         GWAC         WA FICO
------------------------------------------------------------------------------------------------------------------------------------
000 - 180                     $81,113.09               8.454                  76.97                           593
181 - 240                     $46,351.21               9.808                  90.43                           627
241 - 360                    $183,935.57               7.198                  78.18                           612
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       $168,308.96               7.283                  78.44                           612

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                          AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF  % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
REMAINING TERM (MOS)   NUMBER OF LOANS                       DATE                                             DATE
-----------------------------------------------------------------------------------------------------------------------------------
061 - 120                     6                           $391,178.19                                          0.04
121 - 180                    219                        $17,859,268.18                                         1.77
181 - 240                    514                        $23,824,519.67                                         2.36
241 - 300                     80                        $23,818,640.08                                         2.36
301 - 360                   5,187                       $944,969,994.47                                       93.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,006                      $1,010,863,600.59                                      100.00

REMAINING TERM (MOS)    AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC         WA FICO
------------------------------------------------------------------------------------------------------------------------------------
061 - 120                    $65,196.37                       9.062                  69.33                           592
121 - 180                    $81,549.17                       8.441                  77.14                           593
181 - 240                    $46,351.21                       9.808                  90.43                           627
241 - 300                   $297,733.00                       5.378                  81.79                           726
301 - 360                   $182,180.45                       7.244                  78.08                           609
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      $168,308.96                       7.283                  78.44                           612

                                        AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
MORTGAGE INSURANCE   NUMBER OF LOANS                 DATE                                                DATE
------------------------------------------------------------------------------------------------------------------------------------
YES                         0                          $0.00
NO                        6,006                  $1,010,863,600.59                                      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    6,006                  $1,010,863,600.59                                      100.00

MORTGAGE INSURANCE     AVG CURRENT BALANCE         WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
YES
NO                         $168,308.96                7.283                  78.44                                    612
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     $168,308.96                7.283                  78.44                                    612


                                      AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF       % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
LIEN       NUMBER OF LOANS                            DATE                                            DATE
------------------------------------------------------------------------------------------------------------------------------------
1               5,496                           $989,978,156.34                                       97.93
2                510                            $20,885,444.25                                         2.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          6,006                          $1,010,863,600.59                                      100.00

LIEN        AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
1               $180,127.03                       7.210                  77.99                                    611
2                $40,951.85                       10.709                 99.92                                    656
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          $168,308.96                       7.283                  78.44                                    612

                                          AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
SEASONING(MOS)        NUMBER OF LOANS                    DATE                                            DATE
------------------------------------------------------------------------------------------------------------------------------------
3                            4                          $624,824.66                                          0.06
4                          4,840                      $787,655,345.90                                       77.92
5                           988                       $191,953,765.49                                       18.99
6                           151                       $27,414,533.41                                         2.71
7                            19                        $2,753,685.51                                         0.27
8                            2                          $171,047.66                                          0.02
9                            2                          $290,397.96                                          0.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,006                     $1,010,863,600.59                                      100.00

SEASONING(MOS)        AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC        WA FICO
------------------------------------------------------------------------------------------------------------------------------------
3                        $156,206.17                       7.870                  94.02                          611
4                        $162,738.71                       7.391                  77.90                          604
5                        $194,285.19                       6.943                  80.04                          636
6                        $181,553.20                       6.583                  82.31                          648
7                        $144,930.82                       6.709                  80.09                          664
8                         $85,523.83                       8.021                  89.58                          540
9                        $145,198.98                       6.874                  84.56                          682
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   $168,308.96                       7.283                  78.44                          612

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

COMBINED LTVS         NUMBER OF LOANS     AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                                DATE                                       DATE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                 11                              $917,337.41                                    0.09
25.01 - 30.00                14                             $1,513,315.15                                   0.15
30.01 - 35.00                9                               $963,488.07                                    0.10
35.01 - 40.00                28                             $3,362,793.43                                   0.33
40.01 - 45.00                46                             $7,074,865.19                                   0.70
45.01 - 50.00                76                            $10,830,171.80                                   1.07
50.01 - 55.00               107                            $16,338,870.24                                   1.62
55.01 - 60.00               169                            $27,034,513.70                                   2.67
60.01 - 65.00               321                            $54,331,570.09                                   5.37
65.01 - 70.00               439                            $75,319,681.11                                   7.45
70.01 - 75.00               641                            $115,841,912.97                                 11.46
75.01 - 80.00              1,923                           $355,486,024.13                                 35.17
80.01 - 85.00               809                            $154,543,333.10                                 15.29
85.01 - 90.00               662                            $121,963,633.64                                 12.07
90.01 - 95.00               209                            $38,244,715.33                                   3.78
95.01 - 100.00              542                            $27,097,375.23                                   2.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                     6,006                          $1,010,863,600.59                                100.00


COMBINED LTVS           AVG CURRENT BALANCE                WA GROSS CPN           WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                  $83,394.31                       7.314                  18.46                                    574
25.01 - 30.00                $108,093.94                       7.556                  27.80                                    581
30.01 - 35.00                $107,054.23                       7.025                  32.83                                    605
35.01 - 40.00                $120,099.77                       7.004                  38.49                                    568
40.01 - 45.00                $153,801.42                       6.983                  42.82                                    611
45.01 - 50.00                $142,502.26                       7.067                  47.94                                    586
50.01 - 55.00                $152,699.72                       7.032                  52.75                                    579
55.01 - 60.00                $159,967.54                       7.093                  57.83                                    589
60.01 - 65.00                $169,257.23                       7.246                  63.44                                    583
65.01 - 70.00                $171,571.03                       7.359                  68.72                                    581
70.01 - 75.00                $180,720.61                       7.397                  73.98                                    582
75.01 - 80.00                $184,860.13                       6.977                  79.65                                    625
80.01 - 85.00                $191,030.08                       7.268                  84.53                                    607
85.01 - 90.00                $184,235.10                       7.406                  89.57                                    630
90.01 - 95.00                $182,989.07                       7.643                  94.73                                    645
95.01 - 100.00                $49,995.16                       10.221                 99.99                                    660
------------------------------------------------------------------------------------------------------------------------------------
Total:                       $168,308.96                       7.283                  78.44                                    612


OWNER OCCUPANCY OF MORTGAGE LOANS

OWNER OCCUPANCY      NUMBER OF LOANS      AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                             DATE                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
OWNER                     5,702                           $964,347,065.69                              95.40
INVESTMENT                 263                            $37,617,639.22                                3.72
SECOND HOME                 41                             $8,898,895.68                                0.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    6,006                          $1,010,863,600.59                            100.00


OWNER OCCUPANCY    AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
OWNER                  $169,124.35                       7.265                  78.45                                    610
INVESTMENT             $143,032.85                       7.684                  78.06                                    645
SECOND HOME            $217,046.24                       7.501                  79.43                                    658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 $168,308.96                       7.283                  78.44                                    612


PROPERTY TYPE OF MORTGAGE LOANS

PROPERTY TYPES           NUMBER OF LOANS  AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                                  DATE                                      DATE
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED          4,642                        $759,749,301.50                              75.16
DEMINIMUS PUD                    546                         $97,671,159.35                                9.66
CONDO                            335                         $54,072,431.61                                5.35
2-4 FAMILY                       331                         $74,932,993.46                                7.41
PUD                              152                         $24,437,714.67                                2.42
MANUFACTURED HOUSING
TOWNHOUSE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,006                       $1,010,863,600.59                             100.00

PROPERTY TYPES                   AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC      WA FICO
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED                  $163,668.53                       7.276                  78.24                        608
DEMINIMUS PUD                           $178,884.91                       7.337                  79.96                        611
CONDO                                   $161,410.24                       7.323                  78.57                        627
2-4 FAMILY                              $226,383.67                       7.287                  78.04                        634
PUD                                     $160,774.44                       7.154                  79.73                        618
MANUFACTURED HOUSING
TOWNHOUSE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  $168,308.96                       7.283                  78.44                        612


LOAN PURPOSE OF MORTGAGE LOANS

LOAN PURPOSE           NUMBER OF LOANS   AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                            DATE                                            DATE
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                    1,985                        $334,372,271.21                                       33.08
REFINANCE - CASHOUT         3,686                        $632,084,517.28                                       62.53
REFINANCE - RATE TERM        335                         $44,406,812.10                                         4.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,006                       $1,010,863,600.59                                     100.00


LOAN PURPOSE            AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                   $168,449.51                       7.230                  83.17                                    650
REFINANCE - CASHOUT        $171,482.51                       7.304                  75.82                                    592
REFINANCE - RATE TERM      $132,557.65                       7.367                  80.21                                    600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     $168,308.96                       7.283                  78.44                                    612


DOCUMENT TYPE OF MORTGAGE LOANS

DOCUMENT TYPE            NUMBER OF LOANS   AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF  % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                               DATE                                   DATE
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                      2,148                        $410,117,373.16                         40.57
FULL DOC 2YR W2/TAX
RETURNS                         1,943                        $290,221,331.14                         28.71
FULL DOC 1YR W2                 1,704                        $269,446,980.00                         26.66
LIMITED 12MOS BK STMT             211                         $41,077,916.29                          4.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,006                      $1,010,863,600.59                        100.00


DOCUMENT TYPE                   AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV       GWAC             WA FICO
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                            $190,929.88                       7.518                  79.73                           634
FULL DOC 2YR W2/TAX
RETURNS                               $149,367.64                       7.170                  78.92                           599
FULL DOC 1YR W2                       $158,126.16                       7.082                  75.80                           592
LIMITED 12MOS BK STMT                 $194,682.07                       7.032                  79.55                           613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                $168,308.96                       7.283                  78.44                           612

PRODUCT TYPE OF MORTGAGE LOANS


PRODUCT TYPE         NUMBER OF LOANS     AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                            DATE                                              DATE
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR              3,641                       $622,028,176.82                                       61.53
2/28 LIBOR -
24 MONTH IO              611                        $169,937,712.85                                       16.81
30 YEAR FIXED            739                        $117,323,147.67                                       11.61
20 YEAR FIXED            514                        $23,824,519.67                                         2.36
1 MONTH LIBOR -
120 MONTH IO              74                        $23,254,532.17                                         2.30
3/27 LIBOR               141                        $22,173,177.25                                         2.19
15 YEAR FIXED            219                        $17,859,268.18                                         1.77
3/27 LIBOR -
36 MONTH IO               55                        $13,507,779.88                                         1.34
25 YEAR FIXED              6                           $564,107.91                                         0.06
10 YEAR FIXED              6                           $391,178.19                                         0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  6,006                      $1,010,863,600.59                                     100.00





PRODUCT TYPE                AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC    WA FICO
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                      $170,839.93                       7.458                  77.50                      585
2/28 LIBOR - 24 MONTH IO        $278,130.46                       6.669                  80.89                      665
30 YEAR FIXED                   $158,759.33                       7.036                  76.47                      642
20 YEAR FIXED                    $46,351.21                       9.808                  90.43                      627
1 MONTH LIBOR - 120 MONTH IO    $314,250.43                       5.297                  81.73                      729
3/27 LIBOR                      $157,256.58                       7.091                  79.49                      626
15 YEAR FIXED                    $81,549.17                       8.441                  77.14                      593
3/27 LIBOR - 36 MONTH IO        $245,596.00                       6.693                  81.43                      646
25 YEAR FIXED                    $94,017.99                       8.707                  84.46                      595
10 YEAR FIXED                    $65,196.37                       9.062                  69.33                      592
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          $168,308.96                       7.283                  78.44                      612


GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS


STATE               NUMBER OF LOANS       AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                           DATE                                           DATE
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA               1,665                           $418,040,916.92                                41.35
FLORIDA                    479                            $60,376,351.92                                 5.97
NEW YORK                   221                            $54,857,641.41                                 5.43
OTHER                    3,641                           $477,588,690.34                                47.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   6,006                          $1,010,863,600.59                              100.00




STATE         AVG CURRENT BALANCE             WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      $251,075.63                       6.793                  76.88                                    628
FLORIDA         $126,046.66                       7.648                  78.68                                    595
NEW YORK        $248,224.62                       7.313                  77.40                                    609
OTHER           $131,169.65                       7.661                  79.90                                    600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          $168,308.96                       7.283                  78.44                                    612


PREPAY PENALTY FOR MORTGAGE LOANS


PREPAY PENALTY        NUMBER OF LOANS     AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                              DATE                                             DATE
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY         4,502                           $780,246,770.13                                   77.19
NONE                       1,504                           $230,616,830.46                                   22.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,006                          $1,010,863,600.59                                 100.00




PREPAY PENALTY       AVG CURRENT BALANCE                WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY    $173,311.14                       7.164                  78.12                                    611
NONE                  $153,335.66                       7.683                  79.54                                    614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                $168,308.96                       7.283                  78.44                                    612


PREPAY TERM FOR MORTGAGE LOANS


PREPAY TERM           NUMBER OF LOANS     AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                           DATE                                             DATE
------------------------------------------------------------------------------------------------------------------------------------
12                          164                            $34,744,153.81                                 3.44
24                        3,442                            $613,338,930.83                               60.67
36                          896                            $132,163,685.49                               13.07
NO PREPAY PENALTY         1,504                            $230,616,830.46                               22.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,006                          $1,010,863,600.59                             100.00





PREPAY TERM         AVG CURRENT BALANCE             WA GROSS CPN            WA COMBLTV         GWAC                  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
12                   $211,854.60                       7.361                  77.35                                    623
24                   $178,192.60                       7.178                  78.33                                    605
36                   $147,504.11                       7.050                  77.36                                    636
NO PREPAY PENALTY    $153,335.66                       7.683                  79.54                                    614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               $168,308.96                       7.283                  78.44                                    612




FICO SCORES OF MORTGAGE LOANS


FICO SCORES         NUMBER OF LOANS      AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF   % OF AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF
                                                           DATE                                               DATE
------------------------------------------------------------------------------------------------------------------------------------
500 TO 519                481                            $64,258,540.89                                         6.36
520 TO 539                621                            $93,217,350.27                                         9.22
540 TO 559                640                            $97,718,393.70                                         9.67
560 TO 579                565                            $89,362,657.39                                         8.84
580 TO 599                693                            $113,704,482.06                                       11.25
600 TO 619                626                            $107,342,924.15                                       10.62
620 TO 639                599                            $102,031,982.41                                       10.09
640 TO 659                611                            $106,122,545.96                                       10.50
660 TO 679                461                            $81,244,721.96                                         8.04
680 TO 699                290                            $59,834,455.07                                         5.92
700 TO 719                180                            $40,546,228.12                                         4.01
720 TO 739                 93                            $19,396,682.70                                         1.92
740 TO 759                 77                            $17,322,557.71                                         1.71
760 TO 779                 42                            $10,232,993.38                                         1.01
780 TO 799                 22                             $6,963,786.26                                         0.69
800 TO 819                 5                              $1,563,298.56                                         0.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  6,006                          $1,010,863,600.59                                      100.00



FICO SCORES   AVG CURRENT BALANCE             WA GROSS CPN            WA COMBLTV                               WA FICO
------------------------------------------------------------------------------------------------------------------------------------
500 TO 519     $133,593.64                       8.537                  73.22                                    510
520 TO 539     $150,108.45                       8.119                  74.14                                    530
540 TO 559     $152,684.99                       7.804                  75.15                                    550
560 TO 579     $158,164.00                       7.505                  76.17                                    569
580 TO 599     $164,075.73                       7.204                  77.92                                    589
600 TO 619     $171,474.32                       6.985                  79.23                                    609
620 TO 639     $170,337.20                       6.985                  80.55                                    629
640 TO 659     $173,686.65                       7.075                  80.92                                    649
660 TO 679     $176,235.84                       6.876                  80.87                                    669
680 TO 699     $206,325.71                       6.708                  82.28                                    688
700 TO 719     $225,256.82                       6.662                  81.44                                    708
720 TO 739     $208,566.48                       6.588                  82.60                                    728
740 TO 759     $224,968.28                       6.661                  82.56                                    749
760 TO 779     $243,642.70                       6.421                  82.61                                    768
780 TO 799     $316,535.74                       5.954                  79.31                                    788
800 TO 819     $312,659.71                       6.335                  84.91                                    806
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         $168,308.96                       7.283                  78.44                                    612